Supplement Dated October 30, 2013
To The Statement of Additional Information
Dated April 29, 2013

JNL® Variable Fund LLC

Please note that all changes apply to your variable annuity and/or variable life product(s).

On page 28, in the section entitled “Committees of the Board of Managers,” please delete the second paragraph in its entirety and replace it with the following:

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Funds’ Board.  The Governance Committee will accept manager nominations from shareholders. Any such nominations should be sent to the JNL Variable Fund’s Governance Committee, c/o Chair of the Governance Committee, Mr. William R. Rybak, P.O. Box 30902, Lansing, Michigan 48909-8402. Messrs. Bouchard, McLellan, Rybak and Mesdames Engler and Woodworth are members of the Governance Committee as of January 1, 2011.  Mr. Rybak serves as Chair of the Governance Committee.  Ms. Engler is an ex officio member of the Governance Committee.  The Governance Committee had four meetings in the last fiscal year.

On page 30, in the section entitled “Manager Compensation,” following the table, please delete the footnote 3 in its entirety and replace it with the following:

3	Ms. Engler is an ex officio member of the Governance Committee. Therefore, she does not receive any compensation as a member of the Governance Committee.

This Supplement is dated October 30, 2013.

(To be used with V3670 04/13 and V3670PROXY 04/13.)

CMX12046 10/13